UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2015

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee

Attn: David A. Vanaskey Jr., Vice President

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-1615

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (302) 636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed on July 7, 2015 in a Current Report on Form 8-K, on July 2, 2015, pursuant to an order of the Bankruptcy Court for the Southern District of New York (the “Liquidation Order”) (which order was requested pursuant to authority granted in the Amended and Restated Motors Liquidation Company GUC Trust Agreement), Wilmington Trust Company, solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust (the “GUC Trust”), received authority to, among other actions, liquidate all or substantially all of its holdings of shares of common stock, par value $0.01 per share, of General Motors Company (“New GM Common Stock”) into cash.

As previously disclosed on July 24, 2015 in a Current Report on Form 8-K, as of July 24, 2015, the GUC Trust had completed sales in the aggregate of 10,200,000 shares of New GM Common Stock at a weighted average price of $30.8391 per share in the open market for a total consideration, net of transaction expenses, of $314,196,008 in cash. As of the date hereof, the GUC Trust has completed further sales in the aggregate of an additional 9,587,128 shares of New GM Common Stock at a weighted average price of $31.6054 per share in the open market for a total additional consideration, net of transaction expenses, of $302,663,883 in cash since the filing of the Current Report on Form 8-K on July 24, 2015.

In total, the GUC Trust has now completed sales in the aggregate of 19,787,128 shares of New GM Common Stock at a weighted average price of $31.2104 per share in the open market for a total consideration, net of transaction expenses, of $616,859,891 in cash. The GUC Trust intends to continue the liquidation of its remaining holdings of New GM Common Stock in accordance with the Liquidation Order, and will continue to provide further updates in the form of Current Reports on Form 8-K.

Forward-Looking Statements

This Form 8-K contains forward-looking statements about the assets, prospects and plans of the GUC Trust. Actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, the GUC Trust’s incurrence of professional fees and other expenses in connection with administration of the GUC Trust, economic conditions, changes in tax and other governmental rules and regulations applicable to the GUC Trust, fluctuations in the market price of the New GM Securities, and other risks, as well as various risks and uncertainties associated with New GM, as described in New GM’s periodic and current reports filed under the Securities Exchange Act of 1934, as amended, or Exchange Act. These risks and uncertainties are beyond the ability of the GUC Trust to control, and in many cases, risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements cannot be predicted. When used in this Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “intends,” and “anticipates” and similar expressions are intended to identify forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2015

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company